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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------
                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 26, 2001

                       SECURITY ASSET CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          Commission File No. 000-29039

        Nevada                                               95-4729666
(State of Incorporation)                       (IRS Employer Identification No.)

                                  701 B Street
                           San Diego, California 92101
                                 (619) 232-9540





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)      Previous Independent Accountants

                  (i) On June 26, 2001, PANNELL KERR FORSTER (PKF), the registrant's certifying accountants, resigned.

                  (v) During the two most recent fiscal years and through June 26, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that PKF furnish it with a letter addressed to the Securities and Exchange Commission stating whether PKF agrees with the above statements. A copy of such letter, dated July 30,2001, is filed as Exhibit 16.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16.1      Letter from PKF

                                                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 30, 2001                         Security Asset Capital Corporation


                                             By: /s/ David Walton
                                             -----------------------------------
                                             David Walton
                                             Chief Executive Officer